UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2007
ALTUS PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51711	04-3573277
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

125 Sidney Street, Cambridge, Massachusetts		02139
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 299-2900
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-1.1 Purchase Agreement dated April 18, 2007
Ex-5.1 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky, and Popeo P.C.

Item 8.01 Other Events.
     On April 18, 2007, Altus Pharmaceuticals Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Cowen and Company, LLC and Leerink Swann & Co., Inc. (collectively, the “Underwriters”), relating to the sale of 6,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an offering price to the public of $14.75 per share (the “Offering”). The Offering was conducted pursuant to the Company’s effective shelf registration statement (Registration No. 333-141414). Under the terms of the Purchase Agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 900,000 shares of Common Stock to cover over-allotments, if any. All of the shares of Common Stock are being offered by the Company. The Offering is expected to close on April 24, 2007.
     The Purchase Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit. The Company is also filing the legal opinion of the Company’s counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., as to the legality of the Common Stock as Exhibit 5.1 hereto. The prospectus relating to the Offering, which consists of a prospectus supplement dated April 18, 2007, and an accompanying prospectus dated April 5, 2007, has been filed with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are filed with this Report:

Exhibit No.	Description

1.1	Purchase Agreement dated as of April 18, 2007.

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. regarding the legality of the securities being issued.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altus Pharmaceuticals Inc.
By:	/s/ Jonathan I. Lieber
	Name:	Jonathan I. Lieber
	Title:	Vice President, Chief Financial Officer and Treasurer

April 19, 2007

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement dated as of April 18, 2007.

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. regarding the legality of the securities being issued.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

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